UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2024 (May 7, 2024)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Community Health Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 7, 2024. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2025 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) Susan W. Brooks	82,623,811	5,344,738	335,118	19,880,576
(b) Gen. Ronald L. Burgess, Jr.	87,239,961	728,829	334,877	19,880,576
(c) John A. Clerico	86,732,268	1,205,641	365,758	19,880,576
(d) Michael Dinkins	87,226,833	742,723	334,111	19,880,576
(e) James S. Ely III	86,962,383	1,124,497	216,787	19,880,576
(f) John A. Fry	77,891,952	10,195,216	216,499	19,880,576
(g) Joseph A. Hastings, D.M.D.	83,481,863	4,593,098	228,706	19,880,576
(h) Tim L. Hingtgen	87,114,184	1,046,479	143,004	19,880,576
(i) Elizabeth T. Hirsch	87,220,184	749,354	334,129	19,880,576
(j) William Norris Jennings, M.D.	83,401,489	4,687,290	214,888	19,880,576
(k) K. Ranga Krishnan, MBBS	83,576,362	4,368,416	358,889	19,880,576
(l) Fawn D. Lopez	87,761,682	327,409	214,576	19,880,576
(m) Wayne T. Smith	83,978,683	3,910,115	414,869	19,880,576
(n) H. James Williams, Ph.D.	87,128,096	692,819	482,752	19,880,576

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
85,372,087	2,764,296	167,284	19,880,576

(3) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
104,149,732	2,671,709	1,362,802	n/a

Item 8.01.	Other Events.

On May 7, 2024, the Company issued a press release announcing the election of Fawn D. Lopez as a new member of the Company’s Board of Directors, as noted above. A copy of the press release is filed as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01.	Financial Statements & Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Community Health Systems, Inc. Press Release, dated May 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2024	COMMUNITY HEALTH SYSTEMS, INC
(Registrant)

	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen
Chief Executive Officer (principal executive officer)